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                                                                   EXHIBIT 10(c)

                   THIRD AMENDMENT TO SECURED LOAN AGREEMENT


     THIS THIRD AMENDMENT TO SECURED LOAN AGREEMENT ("Third Amendment") is dated as of 1st day of July, 1996, by and among InterTAN, Inc., a Delaware Corporation; InterTAN Australia Ltd., a corporation organized under the laws of the State of New South Wales, Australia; InterTAN Canada Ltd., a corporation organized under the laws of the Province of Alberta, Canada; InterTAN U.K. Limited , a corporation organized under the laws of England and Wales; and Technotron Sales Corp. Pty. Ltd., a corporation organized under the laws of the State of New South Wales, Australia (collectively the "BORROWERS") and Trans World Electronics, Inc., a Texas Corporation ("Trans World" or the "Lender").

     WHEREAS, each of the BORROWERS and Trans World entered into that certain First Amendment to Secured Loan Agreement dated as of January 4, 1994; and

     WHEREAS, each of the BORROWERS and Trans World entered into that certain Second Amendment to Secured Loan Agreement dated as of May 6, 1994 (the Secured Loan Agreement, First Amendment to Secured Loan Agreement, and Second Amendment to Secured Loan Agreement being referred to hereafter in combination as the "Agreement") ; and

     WHEREAS, the parties hereto desire to amend certain provisions of the Agreement, to provide for, among other things, modification of the collateral pledge language with regard to Australian assets, modification of the debt cap, and modification of capital expenditure covenants;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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     Section 1. Definitions.  Terms used herein shall have the meanings set
                ------------
forth in the Agreement except as otherwise defined herein.

     Section 2. Amendment to Definitions.
                ------------------------

     (a) The definition in Section 1.01 of the Agreement of the term "Australian Security Agreement" is hereby modified as follows:

          ""Australian Security Agreement" shall mean the security agreement to be executed at Lender's option by the appropriate members of the InterTAN Group providing for the granting and perfection of a floating charge or other similar security interest, on all the InterTAN Group assets located in Australia, provided that if ITA and/or Technotron
                                       --------
          obtain(s) financing through Westpac Banking Corporation ("Westpac") by 12/31/96, then any such security interest taken or to be taken by Lender in the portion of inventories and accounts receivable that are
          (i) located in Australia; (ii) owned or controlled by InterTAN Australia Ltd. and/or Technotron Sales Corp. Pty. Ltd.; and (iii) included under the separate headings "Inventories" and "Accounts Receivable" in the consolidated balance sheets of InterTAN, Inc. in the Forms 10-Q and 10-K previously filed or subsequently filed by InterTAN, Inc. with the Securities and Exchange Commission of the United States, shall be second and subordinate to that of Westpac in such inventory and accounts receivable (including proceeds therefrom), provided that Westpac's lien documentation is submitted by ITA and/or Technotron to Lender prior to any security interest being granted to Westpac (as required by Section 5.01 hereof) and are approved by Lender. Should Westpac desire to take a security interest in additional property other than inventory and receivables, ITA and Technotron shall not grant any such security interest in additional property unless and until Lender and Westpac have come to an agreement that any lien taken or to be

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          taken by Lender in such additional property shall be first in priority and superior to that of Westpac."

     (b) The definition in Section 1.01 of the Agreement of the term "French Security Agreement" is hereby deleted in its entirety.

     (c) The definition in Section 1.01 of the Agreement of the term "General Security Agreement" is hereby amended by adding to the end thereof:

          ", provided that if ITA and/or Technotron obtain(s) financing through
             --------
          Westpac by 12/31/96, then any such security interest taken or to be taken by Lender in the portion of inventories and accounts receivable that are (i) located in Australia; (ii) owned or controlled by InterTAN Australia Ltd. and/or Technotron Sales Corp. Pty. Ltd.; and
          (iii) included under the separate headings "Inventories" and "Accounts Receivable" in the consolidated balance sheets of InterTAN, Inc. in the Forms 10-Q and 10-K previously filed or subsequently filed by InterTAN, Inc. with the Securities and Exchange Commission of the United States, shall be second and subordinate to that of Westpac in such inventory and accounts receivable (including proceeds therefrom), provided that Westpac's lien documentation is submitted by ITA and/or Technotron to Lender prior to any security interest being granted to Westpac (as required by Section 5.01 hereof) and are approved by Lender. Should Westpac desire to take a security interest in additional property other than inventory and receivables, ITA and Technotron shall not grant any such security interest in additional property unless and until Lender and Westpac have come to an agreement that any lien taken or to be taken by Lender in such additional property shall be first in priority and superior to that of Westpac."

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     (d)  The definition in Section 1.01 of the Agreement of the term "InterTAN
     Group" is hereby amended to delete the term "InterTAN Europe S.A.".

     (e) The definition in Section 1.01 of the Agreement of the term "Security Agreements" is hereby amended to remove and delete the words "French Security Agreement".

     Section 3. Amendment to Section 2.08.  Section 2.08 of the Agreement is
                -------------------------
hereby amended by deleting Sections (iii) and (iv) thereof and substituting in their place the following: "(iii) all monies secured by any future Australian security granted by ITA and/or Technotron to Lender; (iv) [intentionally left blank];".

     Section 4. Amendment to Section 4.07. Section 4.07 of the Agreement is
                -------------------------
hereby amended by deleting said section in its entirety and replacing it with the following:

     "SECTION 4.07.     Preservation of Corporate Existence.  Preserve and
                        -----------------------------------
    maintain its corporate existence, rights (charter and statutory) and franchises."

     Section 5. Amendment to Section 4.12.  Section 4.12 of the Agreement is
                -------------------------
hereby amended by deleting said section in its entirety and replacing it with the following:

     "SECTION 4.12.     Capital Expenditures.  Ensure that Capital Expenditures
                        --------------------
    by the InterTAN Group in any fiscal year (July 1 through June 30) do not exceed $15 million without first receiving written approval by the Lender, provided that the InterTAN Group will not lease, purchase or construct any
    --------
    additional space for the purpose of engaging in new retail/wholesale formats, or engage in business under any new retail/wholesale formats without Lender's prior written approval. Formats existing and doing business as of the date hereof (including the arrangement under which the ITI-Group will manage Cantel stores) are excluded."

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     Section 6. Amendment to Section 5.01.  Section 5.01 of the Agreement is
                -------------------------
hereby amended by adding the following to the end of said Section:

     "and (d) the contemplated liens on assets of ITUK and ITA and Technotron located in the U.K. and Australia, respectively, to be granted to banks for additional financing, provided that any such liens shall be approved by the
                           --------
     Lender prior to such grant, and that the InterTAN Group shall pay Lender's reasonable costs and Legal expenses incurred in connection with modifying or redrafting and recording Lender's existing lien documents. "

     Section 7. Amendment to Section 5.02.   Section 5.02 of the Agreement is
                -------------------------
hereby amended by deleting the following words in Subsection (ii), "provided
                                                                    --------
that the aggregate number of all such new leases for retail stores (excluding relocations of any stores within the same community) entered into in any fiscal year by all members of the InterTAN Group shall not exceed thirty on a world-wide basis,"

     Section 8. Amendment to Section 5.06.  Section 5.06 of the Agreement is
                -------------------------
hereby amended by adding after the word "existing" the new words, "or the 1996 replacement stock option plan (provided that it is substantially the same as the existing 1986 stock option plan)" and by adding at the end of such section the following new words: "or to engage in a small stockholder ("odd lot") buy back program."

     Section 9. Amendment to Section 5.08.  Section 5.08 of the Agreement is
                -------------------------
hereby amended by adding to the end thereof the words, "and related services".


     Section 10. Deletion of Section 5.11.  Section 5.11 of the Agreement is
                 ------------------------
hereby deleted in its entirety.

     Section 11. Amendment to Section 5.13.  Section 5.13 of the Agreement is
                 -------------------------
hereby amended by adding to the end thereof the following, "except that such Non-Tandy Group Debt may exceed $50 million by the amount equal to the difference between the then-existing Tandy Group Debt and the Maximum Tandy

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Group Debt allowed hereunder.  In no event shall the total of the Tandy Group
Debt and Non-Tandy Group Debt exceed the sum of $110 million.

     EXAMPLE: If the Tandy Group Debt today is approximately $31 million, then InterTAN may exceed the $50 million Non-Tandy Group Debt cap by $29 million (the difference between $31 million and $60 million.). However, if Tandy Group Debt increases from $31 million to $40 million, then the InterTAN Group must pay down Non-Tandy Group Debt such that the total does not exceed the $50 million debt cap by over $20 million."

     Section 12. Addition of Section 9.08.  The Agreement is hereby amended by
                 ------------------------
adding new Section 9.08 as follows:

     "SECTION 9.08.  Waiver.  Notwithstanding anything herein to the contrary,
                     ------
     Lender may, in its sole discretion, waive any breach, default, or event of default arising under the terms of this Agreement. No failure or delay in exercising any right, power or remedy under any provision of this Agreement shall operate as a waiver of or otherwise shall prejudice any of the rights, powers or remedies of Lender. No right, power or remedy herein conferred upon Lender is intended to be exclusive of any other right, power or remedy, and each and every such right, power or remedy shall be cumulative of every other right, power or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise."

     Section 13. Ratification of Secured Loan Agreement, the First Amendment to
                 --------------------------------------------------------------
Secured Loan Agreement, and the Second Amendment to Secured Loan Agreement.  The
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Agreement as amended by the First Amendment to Secured Loan Agreement and the
Second Amendment to Secured Loan Agreement is in all other respects hereby ratified and confirmed, and all of its provisions, as hereby amended, continue in full force and effect.

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     Section 14. Governing Law.  This Amendment shall be deemed to have been
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made at New York, New York, and shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York (exclusive of choice of law and conflict of law provisions thereof to the extent allowed by law).

     Section 15. Execution in Counterparts.  This Amendment may be executed in
                 -------------------------
any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery as a manually executed counterpart of this Amendment.


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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to
Secured Loan Agreement to be executed by their duly authorized representatives or officers, all as of the day and year of the first above written.

                                       TRANS WORLD ELECTRONICS, INC.


                                       By:  /s/  Dwain H. Hughes
                                            ---------------------
                                       Its: Vice President and Treasurer


                                       InterTAN, INC.


                                       By:  /s/   James T. Nichols
                                            ----------------------
                                       Its: President & CEO


                                       InterTAN AUSTRALIA LTD.


                                       By:  /s/   James T. Nichols
                                            ----------------------
                                       Its: Director


                                       InterTAN CANADA LTD.


                                       By:  /s/   James T. Nichols
                                            ----------------------
                                       Its: President


                                       InterTAN U.K. LIMITED


                                       By:  /s/   James T. Nichols
                                            ----------------------
                                       Its: Director


                                       TECHNOTRON SALES CORP. PTY. LTD.


                                       By:  /s/   James T. Nichols
                                            ----------------------
                                       Its: Director

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